UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2021

NUZEE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39338	38-3849791
(State or other jurisdiction of incorporation or organization	(Commission File No.)	(IRS Employer Identification No.)

1401 Capital Avenue, Suite B, Plano, Texas 75074

(Address of principal executive offices)

(760) 295-2408

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	NUZE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 28, 2021, NuZee, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with Maxim Group LLC, as agent (the “Agent”), pursuant to which the Company may offer and sell, from time to time through the Agent, shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), having an aggregate offering price of up to $20,000,000 (the “Shares”), subject to any applicable limits when using Form S-3 (the “ATM Offering”).

The offer and sale of the Shares will be made pursuant to a shelf registration statement on Form S-3 and the related prospectus (File No. 333-248531) initially filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 1, 2020, and declared effective by the SEC on October 2, 2020, under the Securities Act of 1933, as amended (the “Securities Act”).

Upon delivery of a transaction notice and subject to the terms and conditions of the Equity Distribution Agreement, the Agent may sell the Shares by any method permitted by law deemed to be an “at-the-market” offering as defined in Rule 415 promulgated under the Securities Act, including sales made directly on The Nasdaq Capital Market. The Agent will use commercially reasonable efforts consistent with its normal trading and sales practices to sell the Shares from time to time, based upon instructions from the Company, including any price or size limits or other customary parameters or conditions the Company may impose. The Company may instruct the Agent not to sell Shares if the sales cannot be effected at or above the price designated by the Company from time to time.

The Company will pay the Agent a commission rate, in cash, equal to 3.0% of the aggregate gross proceeds from each sale of Shares and has agreed to provide the Agent with customary indemnification and contribution rights. The Company will also reimburse the Agent for certain specified expenses in connection with entering into the Equity Distribution Agreement. The Equity Distribution Agreement contains customary representations and warranties, conditions to the sale of the Shares pursuant thereto, other obligations of the parties and termination provisions.

The Company is not obligated to make any sales of the Shares under the Equity Distribution Agreement. The ATM Offering will terminate upon the earlier of (i) the sale of all Shares pursuant to the Equity Distribution Agreement or (ii) termination of the Equity Distribution Agreement as permitted therein. The Company and the Agent may each terminate the Equity Distribution Agreement at any time upon ten (10) days’ prior notice.

The foregoing description of the Equity Distribution Agreement is only a summary and is qualified in its entirety by reference to the full text of the Equity Distribution Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The opinion of Polsinelli P.C., the Company’s counsel, regarding the validity of the Shares is also filed herewith as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares discussed herein, nor shall there be any offer, solicitation, or sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 8.01. Other Events.

On December 28, 2021, the Company announced it entered into a non-binding letter of intent (the “Letter of Intent”) affording the Company an exclusivity period lasting until January 31, 2022, unless earlier terminated, to negotiate a definitive agreement (the “Definitive Agreement”) to acquire substantially all the assets of an unaffiliated, privately held company in the coffee industry (the “Third Party”). The projected purchase price is approximately $1.0 million to approximately $1.2 million, in the aggregate, which is expected to consist of (i) 60% of shares of Common Stock and (ii) the other 40% payable in cash. In addition, the Letter of Intent contemplates that the Third Party’s Founder and CEO would enter into a two-year employment agreement (the “Employment Agreement”) with the Company at the closing of the transaction.

Completion of the transaction is subject to, among other matters, the satisfactory completion of due diligence, the negotiation of definitive transaction documentation, and satisfaction of customary closing conditions including approval of the transaction by the Third Party’s stockholders. Accordingly, there can be no assurance that the Definitive Agreement and the Employment Agreement will be entered into or that the proposed transaction will be consummated.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. Such statements include, but not are not limited to, statements regarding the ability to sell Shares and raise additional funds pursuant to the Equity Distribution Agreement and statements regarding the ability to sign the Definitive Agreement or complete the transaction contemplated by the Letter of Intent. The Company cautions that the forward-looking information presented in this Current Report is not a guarantee of future events, and that actual events and results may differ materially from those made in or suggested by the forward-looking information contained in this Current Report. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements, including risks and uncertainties associated with market conditions and the satisfaction of conditions under the Equity Distribution Agreement, and those risk factors set forth in the Company’s filings with the SEC, including the most recent Annual Report on Form 10-K. Any forward-looking information presented herein is made only as of the date of this Current Report, and the Company does not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Equity Distribution Agreement by and between the Company and Maxim Group LLC dated as of December 28, 2021.
5.1	Opinion of Polsinelli PC
23.1	Consent of Polsinelli PC (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NUZEE, INC.

Dated: December 28, 2021	By:	/s/ Patrick Shearer
	Name:	Patrick Shearer
	Title:	Chief Financial Officer